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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                                   MARCH 2003

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                     SAUER-DANFOSS INC.                                     CORPORATION                       BUSINESS PURPOSE
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
Sauer-Danfoss (US) Company......................................    U.S. Corporation                   Manufacturing
Sauer-Danfoss (NA) Company......................................    U.S. Corporation                   Manufacturing
Control Concepts, Inc...........................................    U.S. Corporation                   Inactive
Sauer-Danfoss (Hillsboro) Company                                   U.S. Corporation                   Manufacturing
SUSA Holding of LaSalle County, Inc.............................    U.S. Corporation                   Real Property Holding
SUSA Holding of Story County, Inc...............................    U.S. Corporation                   Real Property Holding
SUSA Holding of Stephenson County, Inc..........................    U.S. Corporation                   Real Property Holding
Hydro-Gear, Inc.................................................    U.S. Corporation                   Partner
Hydro-Gear Limited Partnership..................................    U.S. Partnership                   Manufacturing
TSD Integrated Controls LLC                                         U.S. Limited Liability Company     Manufacturing
Sauer-Danfoss Pty Ltd...........................................    Australian Corporation             Sales Company
Sauer-Danfoss NV................................................    Belgium Corporation                Sales Company
Sauer-Danfoss Hidrover Valvulas Ltda............................    Brazil Corporation                 Manufacturing
Sauer-Danfoss Ltda..............................................    Brazil Limited Liability Company   Sales Company
Sauer-Danfoss Hydrostatic Transmission Co. Ltd..................    China Corporation                  Manufacturing
Sauer-Danfoss-Daikin Mobile Hydraulics (Shanghai) Co., Ltd......    China Corporation                  Sales Company
Sauer-Danfoss (Nordborg) A/S....................................    Denmark Corporation                Manufacturing
Sauer-Danfoss A/S...............................................    Denmark Corporation                Sales Company
Sauer-Danfoss Holding A/S..............................             Denmark Corporation                Holding Company
Oy Sauer-Danfoss AB.............................................    Finland Corporation                Sales Company
Sauer-Danfoss (Bologna) SpA.....................................    Italy Corporation                  Manufacturing
Sauer-Danfoss S.r.l.............................................    Italy Corporation                  Sales Company
Sauer-Danfoss-Daikin Ltd........................................    Japanese Corporation               Sales Company
Sauer-Danfoss (Swindon) Ltd.....................................    U.K. Corporation                   Manufacturing
Sauer-Danfoss (Holdings) Ltd....................................    U.K. Corporation                   Holding Company
Sauer-Danfoss Limited...........................................    U.K. Corporation                   Sales Company
Sauer-Danfoss (Neumunster) GmbH & Co. OHG.......................    Germany Partnership                Manufacturing
Sauer-Danfoss (Neumunster) GmbH.................................    Germany Corporation                Holding/Management Company
Sauer-Danfoss Informatik GmbH...................................    Germany Corporation                Information Services
Sauer-Danfoss GmbH..............................................    Germany Corporation                Sales Company
Sauer-Danfoss IT Europe GmbH....................................    Germany Corporation                Information Services
Sauer-Danfoss (Berching) GmbH                                       Germany Corporation                Manufacturing
Sauer-Danfoss (Kaiserslautern) GmbH                                 Germany Corporation                Manufacturing
Custom Design Electronics of Sweden AB..........................    Sweden Corporation                 Holding Company
Sauer-Danfoss (Almhult) AB......................................    Sweden Corporation                 Manufacturing
Sauer-Danfoss AB................................................    Sweden Corporation                 Sales Company
Sauer-Danfoss BV................................................    Netherlands Corporation            Sales Company
Sauer-Danfoss S.A.S.............................................    France Corporation                 Sales Company
Sauer-Danfoss s.r.o.............................................    Slovakia Corporation               Sales Company
Sauer-Danfoss (Povazska-Bystrica) a.s...........................    Slovakia Corporation               Manufacturing
Sauer-Danfoss (Dubnica) a.s.....................................    Slovakia Corporation               Manufacturing
Sauer Hydratec GmbH.............................................    Germany Corporation                Inactive
Sauer-Danfoss SA................................................    Spain Corporation                  Sales Company
Sauer-Danfoss India Private Limited.............................    India Corporation                  Sales Company
Sauer-Danfoss A/S...............................................    Norway Corporation                 Sales Company
Sauer-Danfoss sp.z.o.o..........................................    Poland Corporation                 Manufacturing
Sauer-Danfoss Pte. Ltd..........................................    Singapore Corporation              Sales Company
Merkur Hydraulika a.s...........................................    Slovakia Corporation               Sales Company
Danfoss Fluid Power AB..........................................    Sweden Corporation                 Inactive
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
Integrated Control Technologies Ltd.............................    U.K. Corporation                   Inactive
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